                                                                   EXHIBIT 10.10

                               AMENDMENT NO. FIVE
                                     TO THE
                              SANDERSON FARMS, INC.
                                       AND
                                   AFFILIATES
                          EMPLOYEE STOCK OWNERSHIP PLAN

            THIS AGREEMENT, effective as of March 28, 2005, by SANDERSON FARMS, INC., a Mississippi corporation (the "Company");

                                   WITNESSETH:

            WHEREAS, the Employer has adopted and maintains the "Sanderson Farms, Inc. and Affiliates Employee Stock Ownership Plan" as heretofore amended and restated as of November 1, 1997 (the "Plan"); and

            WHEREAS, the Employer desires to further amend the Plan to comply with Section 401(a)(31)(B) of the Internal Revenue Code, relating to mandatory rollover distributions, as herein provided;

            NOW, THEREFORE, pursuant to the provisions of Section 17.1 of the Plan, the Plan is hereby amended as follows:

            FIRST: Section 9.4 of the Plan is hereby amended by adding thereto, at the end thereof, the following:

            The provisions of this Section 9.4 of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less are modified so that the $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant's interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

            SECOND: The amendment made hereby shall not eliminate or reduce any early retirement benefit or retirement type subsidy (as defined in regulations promulgated by the Secretary of the Treasury) or eliminate an optional form of benefit with respect to benefits attributable to service before the date hereof.

            THIRD: The Plan as hereby amended shall continue in full force and effect.

            IN WITNESS WHEREOF, Sanderson Farms, Inc. has caused this instrument to be executed and attested, all by officers thereunto duly authorized.

                                                   SANDERSON FARMS, INC.

                                          By /s/
                                             ---------------

                                          Its Treasurer & CFO

ATTEST:

By /s/
   -----------------

Its ?????

                                       2